Exhibit 10.18

15780226

06-26-13

THIRD MODIFICATION AGREEMENT

THIS THIRD MODIFICATION AGREEMENT dated as of June 26, 2013 (this “Agreement”), is entered into by and among LITTLE ROCK HC&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company (the “Borrower”), ADCARE HEALTH SYSTEMS, INC., an Ohio corporation (“AdCare”), LITTLE ROCK HC&R NURSING, LLC, a Georgia limited liability company (the “Operator”) (AdCare and the Operator being sometimes referred to herein collectively as the “Guarantors”) (the Borrower and the Guarantors being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Lender”).

RECITALS

A.                                    The Borrower/Guarantor Parties and the Lender heretofore entered into the following documents (collectively, the “Documents”):

(i)                                     Loan Agreement dated as of March 30, 2012 (the “Loan Agreement”), by and among the Borrower, Northridge HC&R Property Holdings, LLC, a Georgia limited liability company (“Northridge”), Woodland Hills HC Property Holdings, LLC, a Georgia limited liability company (“Woodland”) and the Lender. Northridge and Woodland were released from their respective obligations under the Loan Agreement and the other Documents pursuant to the Second Modification (as defined below).

(ii)                                  Promissory Note A dated March 30, 2012, from the Borrower to the Lender in the principal amount of $13,664,956, which, along with Note B and Note C described below, replaced the Promissory Note dated March 30, 2012, from the Borrower, Northridge and Woodland to the Lender in the principal amount of $21,800,000.

(iii)                               Promissory Note B dated March 30, 2012 (“Note B”) from Northridge to the Lender in the principal amount of $4,507,038, which, along with Note A and Note C described below, replaced the Original Note. Note B was released pursuant to the Second Modification.

(iv)                              Promissory Note C dated March 30, 2012 (“Note C”) from Woodlands to the Lender in the principal amount of $3,628,006, which, along with Note A and Note B, replaced the Original Note. Note C was released pursuant to the Second Modification.

(v)                                 Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012, by Borrower to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019925.

(vi)                              Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 2”), by Northridge to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019978. Mortgage 2 was released pursuant to the Second Modification.

(vii)                           Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 3”), by Woodlands to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019971. Mortgage 3 was released pursuant to the Second Modification.

(viii)                        Absolute Assignment of Rents and Leases dated as of April 1, 2012, by Borrower to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019926.

(ix)                              Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 2”), by Northridge to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019979. Assignment of Rents 2 was released pursuant to the Second Modification.

(x)                                 Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 3”), by Woodlands to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019972. Assignment of Rents 3 was released pursuant to the Second Modification.

(xi)                              Environmental Indemnity Agreement dated as of March 30, 2012 (the “Indemnity Agreement”), by the Borrower, Northridge, Woodlands, the Guarantors, Northridge HC&R Nursing, LLC, a Georgia limited liability company (the “Northridge Operator”), and Woodland Hills HC Nursing, LLC, a Georgia limited liability company (the “Woodland Operator”), to and for the benefit of the Lender. Northridge, Woodland, the Northridge Operator and the Woodland Operator were released from their respective obligations under the Indemnity Agreement pursuant to the Second Modification.

(xii)                           Guaranty of Payment and Performance dated as of March 30, 2012 (the “Guaranty”), by the Guarantors, the Northridge Operator and the Woodlands Operator to and for the benefit of the Lender. The Northridge Operator and the Woodland Operator were released from their respective obligations under the Guaranty pursuant to the Second Modification.

B.                                    The Documents were previously modified and amended by the following documents (the “Previous Modifications”): (i) the Modification Agreement dated as of June 15, 2012, but effective as of March 30, 2012, by and among the Borrower/Guarantor Parties and the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on June 22, 2012, as Document No. 2012038003, and (ii) the Second Modification Agreement dated as of December 28, 2012 (the “Second Modification”), by and among the Borrower/Guarantor Parties and the Lender, a Memorandum of which Second Modification Agreement was recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on January 4, 2013, as Document No. 2013001265.

C.                                    The Documents, as modified and amended by the Previous Modifications, encumber the real estate described in Exhibit A attached hereto and the personal property located thereon.

D.                                    The parties desire to make certain modifications and amendments to the Documents, as modified and amended by the Previous Modifications, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.

AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.                                          Recitals Part of Agreement; Defined Terms; References to Documents.

(a)                                 The foregoing Recitals are hereby incorporated into and made a part of this Agreement.

(b)                                 All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.

(c)                                  Except as otherwise stated herein, all references in this Agreement to any one or more of the Documents shall be deemed to include the previous modifications and amendments to the Documents provided for in the Previous Modifications, whether or not express reference is made to such previous modifications and amendments.

Section 2.                                          Change in Minimum Fixed Charge Coverage Ratio of Operator. Notwithstanding anything to the contrary contained in the Loan Agreement, Section 7.15 of the Loan Agreement shall not apply with respect to the fiscal quarter ended March 31, 2013. Section 7.15 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective for the fiscal quarter ended June 30, 2013 and for each fiscal quarter thereafter, with the existing Section 7.15 of the Loan Agreement to continue to be effective for fiscal quarters ended prior to June 30, 2013 (with the exception of the fiscal quarter ended March 31, 2013, as provided in the first sentence of this Section):

7.15                        Minimum Fixed Charge Coverage Ratio of Operator. It is a condition of this Agreement and the Loan that as of the end of each period set forth below, the ratio of —

(i)                                     the amount of the EBITDAR/Fully Adjusted for the Operator for such period, to

(ii)                                  the sum of the amounts of the following for the Operator for such period: (A) Rental Expense, plus (B) Interest Charges, plus (C) Distributions, other than any amounts which were treated as an expense for accounting purposes, shall be not less than 1.05 to 1.00. The periods referred to above are as follows:

Minimum Fixed Charge Coverage Ratio Period

Fiscal quarter ending on June 30, 2013

Two fiscal quarters ending on September 30, 2013

Three fiscal quarters ending on March 31, 2014

Four fiscal quarters ending on June 30, 2014, and on the last day of each fiscal quarter thereafter

Section 3.                                          Limited Waiver of Fixed Charge Coverage Ratio of Operator. The Lender hereby waives compliance with the requirements of Section 7.15 of the Loan Agreement with respect to the fiscal quarter ended December 31, 2012. This is a one-time waiver, and the Lender does not waive compliance with the requirements of Section 7.15 of the Loan Agreement for any fiscal quarter other than the fiscal quarter ended December 31, 2012.

Section 4.                                          Change in Minimum EBITDAR of Operator. Section 7.16 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective for the calendar month February, 2013, and subsequent calendar months, with the existing Section 7.16 of the Loan Agreement to continue to be effective for calendar months prior to February, 2013 (subject to the limited waiver provided for in Section 5 of this Agreement):

7.16                        Minimum EBITDAR of Operator.

(a)                                 It is a condition of this Agreement and the Loan that the EBITDAR/Management Fee Adjusted for Operator for each calendar month set forth in the table below, shall be not less than the amount set forth opposite such month in the table below:

Minimum EBITDAR
Calendar Months	for Operator
February, 2013	$15,000
March, 2013	$15,000
April, 2013	$75,000

(b)                                 Until such time as paragraph (c) of this Section becomes effective, it is a condition of this Agreement and the Loan that the EBITDAR/Fully Adjusted for Operator for each calendar month commencing with the calendar month ended May 31, 2013, shall be not less than the amount set forth opposite such month in the table below:

May, 2013	$100,000
June and July, 2013	$150,000
August, 2013 and Each Calendar
Month Thereafter	$160,000

(c)                                  Effective for the first fiscal quarter ending after the EBITDAR/Fully Adjusted for Operator has been not less than $160,000 for each of six consecutive calendar months, as shown in monthly financial statements of Operator and compliance certificates furnished to Lender as provided in Section 7.4 of this Agreement, it is a condition of this Agreement and the Loan that the EBITDAR/Fully Adjusted for Operator for each fiscal quarter shall be not less than $480,000.

Section 5.                                          Limited Waiver of Minimum EBITDAR of Operator. The Lender hereby waives compliance with the requirements of Section 7.16(a) of the Loan Agreement with respect to the calendar months ended December, 2012 and January, 2013. This is a one-time waiver, and the Lender does not waive compliance with the requirements of Section 7.16(a) of the Loan Agreement for any calendar month before the calendar month ended December 31, 2012 or after the calendar month ended January 31, 2013.

Section 6.                                          Representations and Warranties. The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement, any of the Documents or the Previous Modifications, if any. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to the Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:

(a)                                 Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.

(b)                                 AdCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.

(c)                                  Operator is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the state of Arkansas. Operator has full power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(d)                                 Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement, the Documents and the Previous Modifications in the capacity shown in each signature block contained in this Agreement, the Documents and the Previous Modifications in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.

(e)                                  This Agreement, each of the Documents and the Previous Modifications have been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement, each of the Documents and the Previous Modifications constitute a valid and legally binding obligation enforceable against such of the Borrower/Guarantor Parties as are parties thereto. The execution and delivery of this Agreement, the Documents and the Previous Modifications and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.

(f)                                   The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party and the Previous Modifications, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents or the Previous Modifications.

(g)                                  There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement or any of the Documents or the Previous Modifications, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement or any of the Documents or the Previous Modifications, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.

(h)                                 The statements contained in the Recitals to this Agreement are true and correct.

Section 7.                                          Documents to Remain in Effect; Confirmation of Obligations; References. The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as previously modified and amended by the Previous Modifications and as expressly modified and amended herein. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing. All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as previously modified and amended by the Previous Modifications and as modified and amended by this Agreement. Electronic records of executed documents maintained by the Lender shall be deemed to be originals thereof.

Section 8.                                          Certifications, Representations and Warranties. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to the Lender that all certifications, representations and warranties contained in the Documents and the Previous Modifications and in all certificates heretofore delivered to the Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.

Section 9.                                          Entire Agreement; No Reliance. This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth. The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.

Section 10.                                   Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

Section 11.                                   Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 12.                                   Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.

Section 13.                                   Construction.

(a)                                 The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.

(b)                                 References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.

(c)                                  The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.

(d)                                 Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.

(e)                                  The Borrower/Guarantor Parties and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

Section 14.                                   Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. An electronic record of this executed Agreement maintained by the Lender shall be deemed to be an original.

Section 15.                                   Governing Law. This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement, except that insofar as this Agreement relates to a Document which by its terms is governed by the law of the State of Arkansas, this Agreement shall also be governed by the law of the State of Arkansas.

[SIGNATURE PAGE(S) AND EXHIBIT(S),
IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LITTLE ROCK HC&R PROPERTY HOLDINGS, LLC

By	/s/ Boyd P. Gentry
Boyd P. Gentry, Manager

ADCARE HEALTH SYSTEMS, INC.

By	/s/ Boyd P. Gentry
Boyd P. Gentry, President and
Chief Executive Officer

LITTLE ROCK HC&R NURSING, LLC

By	/s/ Boyd P. Gentry
Boyd P. Gentry, Manager

THE PRIVATEBANK AND TRUST COMPANY

By
Amy K. Hallberg, Managing Director

- AdCare Little Rock Owner Loan Third Modification Agreement -

- Signature Page 1 -

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LITTLE ROCK HC&R PROPERTY HOLDINGS, LLC

By
Boyd P. Gentry, Manager

ADCARE HEALTH SYSTEMS, INC.

By
Boyd P. Gentry, President and Chief Executive Officer

LITTLE ROCK HC&R NURSING, LLC

By
Boyd P. Gentry, Manager

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director

- AdCare Little Rock Owner Loan Third Modification Agreement -

- Signature Page 1 -